Exhibit 99.3

Registered number

05997790

Farncombe Technology Limited

Report and Accounts

31 December 2014

Farncombe Technology Limited

Statement of Directors' Responsibilities

The directors are responsible for preparing the report and accounts in accordance with applicable law and regulations.

Company law requires the directors to prepare accounts for each financial year. Under that law the directors have elected to prepare the accounts in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law) and FRS102 applicable to small entities. Under company law the directors must not approve the accounts unless they are satisfied that they give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing these accounts, the directors are required to:

●	select suitable accounting policies and then apply them consistently;
●	make judgements and estimates that are reasonable and prudent;
●	prepare the accounts on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping adequate accounting records that are sufficient to show and explain the company's transactions and disclose with reasonable accuracy at any time the financial position of the company and enable them to ensure that the accounts comply with the Companies Act 2006. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

1

Farncombe Technology Limited

Independent auditors' report

To the Board of Directors and Shareholders

We have audited the accompanying financial statements of Farncombe Technology Limited, which comprise the Balance Sheet as of 31 December 2014, and the related Profit and Loss Account and cash flow for the year then ended.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United Kingdom; this includes the design, implementation, and maintenance of Internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatements, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgement, including the assessment of the risk of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's Internal Control. Accordingly, we express no such opinion. An audit also includes evaluationg the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Farncombe Technology Limited at 31 December 2014, and the profits of their operations and their cash flows for the years then ended in accordance with accounting principles generally accepted in United Kingdom and FRS102 applicable to small entities.

/s/ SVP Associates Limited

SVP Associates Limited

Certified Accountants and Registered Auditors

First Floor, 2 Victoria Road

Harpenden

Hertfordshire AL5 4EA

29 September 2015

2

Farncombe Technology Limited

Statement of Income

for the year ended 31 December 2014

	Notes	2014
		£
Revenue		2,602,187

Cost of sales		(2,191,520)

Gross profit		410,667

Administrative expenses		(872,350)
Inter-company management charge		621,902

Operating profit/(loss)	3	160,219

Finance costs	4	(13,453)

Profit/(loss) on ordinary activities before taxation		146,766

Tax on profit/(loss) on ordinary activities	5	(30,416)

Profit/(loss) for the financial year		116,350

Retained earnings at 1 January 2014		415,054

Retained earnings at 31 December 2014		531,404

3

Farncombe Technology Limited

Statement of Other Comprehensive Income

for the year ended 31 December 2014

2014
£
Profit/(loss) for the financial year	116,350

Total recognised gains and losses related to the year	116,350

4

Farncombe Technology Limited

Statement of Financial Position

as at 31 December 2014

	Notes		2014
Non current assets			£
Intangible assets	6		48,502
Leasehold property and equipment	7		75,175
Financial Assets	8		200
			123,877

Current assets
Trade and other receivables	9	1,529,728
Cash and cash equivalents		281,543
		1,811,271

Creditors: amounts falling due within one year	10	(1,361,761)

Net current assets			449,510

Total assets less current liabilities			573,387

Provisions for liabilities	11		(10,066)

Net assets			563,321

Equity
Called up share capital	12		31,917
Profit and loss account	13		531,404

Shareholders' funds			563,321

5

Farncombe Technology Limited

Statement of changes in equity

as at 31 December 2014

	Share	Share	Retained
	Capital	Premium	earnings	Total
	£	£	£	£

Balance at 1 January 2014 as previously reported	31,917	-	415,054	446,971

Prior period adjustment	-	-	-	-

Shares issued in the year	-	-	-	-

Profit for the year	-	-	116,350	116,350

Dividends	-	-	-	-

Other comprehensive income for the year	-	-	-	-

Balance as 31 December 2014	31,917	-	531,404	563,321

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Farncombe Technology Limited

Statement of Cash Flows

for the year ended 31 December 2014

2014
£
Cash flow from operating activities
Operating profit	160,219
Reconciliation to cash generated from operations:
Depreciation	25,949
Amortisation of goodwill	81,761
Increase in debtors	(86,932)
Increase in creditors	70,308
251,305

Investing activities
Interest received	-
Issue of shares for cash	-
Purchase of intangible fixed assets	(71,960)
Proceeds from sale of tangible fixed assets	443
(71,517)

Financing activities
Interest paid	(13,453)
Tax paid	(238)
Dividends paid	-
(13,691)

Net increase/(decrease) in cash	166,097
Cash at bank and in hand less overdrafts at 1 January	115,446
Cash at bank and in hand less overdrafts at 31 December	281,543

Consisting of:
Cash at bank and in hand	281,543

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Farncombe Technology Limited

Notes to the Accounts

for the year ended 31 December 2014

1	Statutory information

Farncombe Techonolgy Limited is a company domicled in England and Wales, registeration number 05997790. The registered office is Grove House, Lutyens Close, Chinham Court, Basingstoke, England RG24 8AG.

2	Compliance with accounting standards

Basis of preparation

The accounts have been prepared in accordance with the provisions of FRS 102 applicable to small entities.

Turnover

Turnover represents the value, net of value added tax and discounts, of goods provided to customers and work carried out in respect of services provided to customers.

Depreciation

Depreciation has been provided at the following rates in order to write off the assets over their estimated useful lives.

Plant and machinery	33% straight line & 25% reducing balance
Leasehold property	over period of 5 year lease

Deferred taxation

Full provision is made for deferred taxation resulting from timing differences between the recognition of gains and losses in the accounts and their recognition for tax purposes. Deferred taxation is calculated on an un-discounted basis at the tax rates which are expected to apply in the periods when the timing differences will reverse.

Foreign currencies

Transactions in foreign currencies are recorded at the rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the balance sheet date. All differences are taken to the profit and loss account.

Leasing and hire purchase commitments

Assets held under finance leases and hire purchase contracts, which are those where substantially all the risks and rewards of ownership of the asset have passed to the company, are capitalised in the balance sheet and depreciated over their useful lives. The corresponding lease or hire purchase obligation is treated in the balance sheet as a liability.

The interest element of the rental obligations is charged to the profit and loss account over the period of the lease and represents a constant proportion of the balance of capital repayments outstanding.

Rentals paid under operating leases are charged to income on a straight line basis over the lease term.

Pensions

The company operates a defined contribution pension scheme. Contributions are charged to the profit and loss account as they become payable in accordance with the rules of the scheme.

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Farncombe Technology Limited

Notes to the Accounts

for the year ended 31 December 2014

3	Operating profit

2014
£
This is stated after charging:
Depreciation of owned fixed assets	25,949
Amortisation of goodwill	81,761
Directors' remuneration	126,107

4	Interest payable

2014
£
Interest payable	13,453

5	Taxation

2014
£
UK corporation tax	(3,456)
Deferred tax	33,872
30,416

6	Intangible fixed assets

Goodwill:

£

Cost
At 1 January 2014	255,999
At 31 December 2014	255,999

Amortisation
At 1 January 2014	125,736
Provided during the year	81,761
At 31 December 2014	207,497

Net book value
At 31 December 2014	48,502

Goodwill is being written off in equal annual instalments over its estimated economic life of 5 years.

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Farncombe Technology Limited

Notes to the Accounts

for the year ended 31 December 2014

7	Leasehold property, Plant and Equipment

	Leasehold	Fixtures &
	Property	Fittings	Total
	£	£	£
Cost
At 1 January 2014	26,516	94,909	121,425
Additions	-	71,960	71,960
Disposals	(26,516)	(938)	(27,454)
At 31 December 2014	-	165,931	165,931

Depreciation
At 1 January 2014	26,516	65,302	91,818
Charge for the year	-	25,949	25,949
On disposals	(26,516)	(495)	(27,011)
At 31 December 2014	-	90,756	90,756

Net book value
At 31 December 2014	-	75,175	75,175

8	Financial Assets

Investments in subsidiary undertakings
£
Cost
At 1 January 2014	200

At 31 December 2014	200

The company holds 20% or more of the share capital of the following companies:

Company	Shares held		Capital and reserves	Profit (loss) for the year
	Class	%	£	£
Farncombe Engineering Services Ltd	Ordinary	82.5	304,004	(50,663)

9	Debtors

2014
£
Trade receivables	599,115

Amount receivable from related parties	692,271
Deferred tax asset (see note 11)	-
Other debtors and receivables	238,342
1,529,728

10	Creditors: amounts falling due within one year

2014
£
Trade payables	303,872
Amounts due to related parties	539,513
Current tax liability	(3,694)
Other taxes and social security costs	205,404
Directors loans	55,000
Accruals and other payables	261,666
1,361,761

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Farncombe Technology Limited

Notes to the Accounts

for the year ended 31 December 2014

11	Provisions for liabilities
Deferred taxation:

2014
£
Timing differences and other deductions	10,066

2014
£
At 1 January	(23,806)
Deferred tax charge/credit in profit and loss account	33,872

At 31 December	10,066

12	Share capital

	Nominal	2014	2014
	value	Number	£
Allotted, called up and fully paid:
Ordinary shares	£1.00 each	31,917	31,917

13	Profit and loss

2014
£

At 1 January 2014	415,054
Profit for the year	116,350

At 31 December 2014	531,404

14	Other financial commitments

2014
£

At the year end the company had annual commitments under non-cancellable operating leases as set out below:

Operating leases which expire:
within one year	132,131
within two to five years	3,723
135,854

15	Average number of employees

2014
£
During the year average number of employees was :	17
17

11

Farncombe Technology Limited

Notes to the Accounts

for the year ended 31 December 2014

2014
£

Sales	2,602,187

Cost of sales	(2,191,520)

Gross profit	410,667

Administrative expenses	(872,350)
Other operating income	621,902
Bad Debts	-
Operating profit/(loss)	160,219

Interest payable	(13,453)

Profit/(loss) before tax	146,766

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Farncombe Technology Limited

Notes to the Accounts

for the year ended 31 December 2014

2014
£
Sales
Sales	2,602,187

Cost of sales
Wages and salaries	754,547
Directors' salaries	126,107
Employer's NI	97,897
Pensions	15,082
Consultancy fees	1,005,060
Security specific costs	75,113
Agency fees	-
Equipment for client	3,425
Expenses incurred	114,289
Costs capitalised	-
2,191,520

Administrative expenses
Employee costs:
Wages and salaries	112,368
Staff training and welfare	716
Travel and subsistence	61,834
Motor expenses	4,656
Entertaining	13,980
193,554
Premises costs:
Rent	259,177
259,177
General administrative expenses:
Telephone and fax	26,192
Stationery and printing	5,496
Foreign currency losses/(gains)	24,115
Bank charges	5,557
Insurance	45,260
IT costs	25,470
Depreciation	25,945
Disposal of assets loss/(profit)	(57)
Amortisation of goodwill	81,761
Bad debts	42,564
Sundry expenses	2,910
285,213
Legal and professional costs:
Accountancy fees	28,327
Advertising and PR	88,335
Other legal and professional	17,744
134,406
872,350

Other operating income
Inter-company management charge	621,902

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